                                                                    EXHIBIT 4.14


                   SECOND AMENDMENT TO AMENDED AND RESTATED
                      SENIOR SUBORDINATED NOTE AGREEMENT

          This SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED NOTE AGREEMENT (this "AMENDMENT") is dated as of June 19, 1998 and entered into by and among Favorite Brands International, Inc., a Delaware corporation ("COMPANY"), the Subsidiaries of the Company listed on the signature pages hereof ("GUARANTORS") and the lenders listed on the signature pages hereof ("LENDERS") and is made with reference to that certain Amended and Restated Senior Subordinated Note Agreement dated as of September 12, 1997 (the "1997 AGREEMENT"), as amended by the First Amendment to the Amended and Restated Senior Subordinated Note Agreement dated as of March 20, 1998 (the "FIRST AMENDMENT" and together with the 1997 Agreement, the "NOTE AGREEMENT"), by and among the Company, Guarantors and Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Agreement.

                                   RECITALS

          WHEREAS, the Company and the Lenders desire to amend the Note Agreement as set forth below;

          NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.   AMENDMENT TO THE NOTE AGREEMENT

          The Note Agreement is amended as follows:

          A. PERMITTED INDEBTEDNESS. Clause (ii) of the definition of Permitted Indebtedness contained in Schedule B of the Note Agreement is hereby amended (A) by deleting the reference to $535,000,000 and replacing such figure with $450,000,000 and (B) by inserting the words "after May 19, 1998" after the word "Company" in subclause (1) thereof.

          B.   SECTION 7.1  FINANCIAL AND BUSINESS INFORMATION.

          (i) Paragraph (a) of Section 7.1 is hereby amended (A) to delete the reference to "Holdings" each time that it appears therein and to replace each such reference with "Company" and (B) to delete clause (ii) in its entirety and to replace "and" at the end of clause (i) with a period.

          (ii) Paragraph (b) of Section 7.1 is hereby amended (A) to delete the reference to "Holdings" each time that it appears therein and to replace each such reference with "Company" and (B) to delete the words "and consolidating" each time that they appear therein.

          C. SECTION 9.2 LIMITATION ON RESTRICTED PAYMENTS. The first sentence of the second paragraph of Section 9.2 is hereby amended by deleting clause (7) in its entirety and replacing; "and" at the end of clause (6) with a period. The second sentence of the second paragraph of Section 9.2 is amended by replacing clause (b) thereof with the words "(b) amounts expended pursuant to clauses (4), (5) and (6) shall be excluded from such calculation."

          SECTION 2.   REPRESENTATION AND WARRANTIES

     Company represents and warrants to each Lender that:

          A. POWER. Company and each Guarantor has the power and authority to execute and deliver this Amendment and to perform its Obligations under the Note Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION; NO CONTRAVENTION. The execution and delivery by Company and Guarantors of this Amendment and the performance by Company and Guarantors of the Amended Agreement have been duly authorized by all necessary corporate action, and do not and will not:

          (i) contravene the terms of any of such Person's Organizational Documents;

          (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (iii)  violate any Requirement of Law.

          C. GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery by Company or Guarantors of this Amendment or the performance by, or enforcement against, Company of the Amended Agreement.

          D. BINDING EFFECT. This Amendment and the Amended Agreement constitute the legal, valid and binding obligations of Company and each Guarantor, enforceable against such person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          SECTION 3.   THE INDENTURE

     Until such time as an Exchange Offer is effected by the Company and the Indenture becomes effective, each amendment heretofore, herein and hereafter made to the Note Agreement shall be deemed made to the corresponding provision of the form of Indenture in Exhibit V regardless of whether any such amendment to the Note Agreement referenced or references Exhibit V.

          SECTION 4.   MISCELLANEOUS

          A.    REFERENCE TO AND EFFECT ON THE NOTE AGREEMENT.

          (i) On and after the date hereof, each reference in the Note Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Lender under, the Note Agreement.

          B. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

          C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. This Amendment shall become effective as of June 19, 1998 upon the execution of a counterpart hereof by Company, Guarantors and Required Lenders and receipt by Company of written notification of such execution.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



COMPANY:                      FAVORITE BRANDS INTERNATIONAL, INC.



                              By: /s/ [SIGNATURE ILLEGIBLE ]
                                 -----------------------------------------
                              Title:    Vice President
                                    --------------------------------------


GUARANTORS:                   SATHER TRUCKING CORPORATION



                              By: /s/ [SIGNATURE ILLEGIBLE ]
                                 -----------------------------------------
                              Title:    Vice President
                                    --------------------------------------


                              TROLLI INC.



                              By: /s/ [SIGNATURE ILLEGIBLE]
                                 -----------------------------------------
                              Title:    Vice President
                                    --------------------------------------


LENDERS:                      NEW YORK LIFE INSURANCE COMPANY



                              By:   /s/ Adam G. Clemens
                                 -----------------------------------------
                              Title:    MANAGING DIRECTOR
                                    --------------------------------------



                              NEW YORK LIFE INSURANCE AND ANNUITY
                               CORPORATION



                              By:   /s/ Adam G. Clemens
                                 -----------------------------------------
                              Title:   MANAGING DIRECTOR
                                    --------------------------------------

                                   OAK HILL SECURITIES FUND, L.P.

                                   By:  Oak Hill Securities GenPar, L.P.
                                        Its General Partner

                                   By:  Oak Hill Securities M??, Inc.
                                        Its General Partner

                                   By:  /s/ Scott D. Krase
                                      ---------------------------------------
                                        Name    SCOTT D. KRASE
                                        Title   Vice President



                                   AMERICAN GENERAL LIFE AND ACCIDENT
                                    INSURANCE COMPANY

                                   THE VARIABLE ANNUITY LIFE INSURANCE
                                    COMPANY

                                   THE FRANKLIN LIFE INSURANCE COMPANY



                                   By:_______________________________________
                                   Title:____________________________________


                                   BANK OF AMERICA NATIONAL TRUST &
                                    SAVINGS ASSOCIATION



                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ---------------------------------------
                                   Title:  Attorney-in-Fact
                                         ------------------------------------


                                   THE EQUITABLE LIFE ASSURANCE SOCIETY
                                    OF THE UNITED STATES



                                   By:_______________________________________
                                   Title:____________________________________


                                   GREAT AMERICAN INSURANCE COMPANY



                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ---------------------------------------
                                   Title:  Asst. Vice President
                                         ------------------------------------

                                    GREAT AMERICAN LIFE INSURANCE
                                    COMPANY

                                    By: /s/ SIGNATURE ILLEGIBLE
                                       --------------------------------
                                    Title: Senior Vice President
                                        -------------------------------


                                    SENIOR HIGH INCOME PORTFOLIO, INC.

                                        /s/ [SIGNATURE ILLEGIBLE]
                                    By:--------------------------------
                                    Title: Authorized Signatory
                                           ----------------------------


                                    DEBT STRATEGIES FUND, INC.

                                        /s/ [SIGNATURE ILLEGIBLE]
                                    By:--------------------------------
                                           Authorized Signatory
                                    Title:-----------------------------


                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY

                                    By:--------------------------------
                                    Title:-----------------------------


                                    OCTAGON BOND TRUST

                                    By:--------------------------------
                                    Title:-----------------------------


                                    ORIX USA CORPORATION

                                        /s/ Charles P. Hooker
                                    By:--------------------------------
                                           Senior Vice President
                                    Title:-----------------------------

                     PAMCO CAYMAN LTD.

                     By: Protective Asset Management Company
                         as Collateral Manager

                     By:[SIGNATURE ILLEGIBLE]
                        --------------------------------------------------------


                     PARIRAS CAPITAL FUNDING LLC

                     By:--------------------------------------------------------
                     Title:-----------------------------------------------------


                     TCW LEVERAGED INCOME TRUST,L.P.

                     By: /s/ Mark L. Attanasio
                         -------------------------------------------------------
                     Title: Mark L. Attanasio (Group Managing Director)
                            ----------------------------------------------------
                     By: John C.Rocchio
                         -------------------------------------------------------
                         Managing Director


                     THE NORTHWESTERN MUTUAL LIFE
                     INSURANCE COMPANY

                     By: Richard A. Strait
                         -------------------------------------------------------
                     Title: Its authorized representative
                            ----------------------------------------------------


                     MERRILL LYNCH ASSET MANAGEMENT

                     By: Merrill Lynch Global Investment ?????: Income State,
                         L.P., Portfolio Investment Advisor
                     By: [SIGNATURE ILLEGIBLE]
                         -------------------------------------------------------
                     Title: Authorized Signature
                            ----------------------------------------------------


                     BHF-BANK AKTIENGESELLSCHAFT

                     By: [SIGNATURE ILLEGIBLE]
                         -------------------------------------------------------
                     Title: Assistant Vice President /AT
                            ----------------------------------------------------

                                  CONTINENTAL CASUALTY COMPANY

                                  By:___________________________________________
                                  Title:________________________________________


                                  POLLY & CO.

                                  By:___________________________________________
                                  Title:________________________________________


                                  HARE & CO.

                                  By:___________________________________________
                                  Title:________________________________________


                                  CHASE SECURITIES, INC.


                                  By: /s/ Geoffrey O. Sherry
                                     -------------------------------------------
                                  Title: Geoffrey O. Sherry   Managing Director
                                        ----------------------------------------


                                  MERRILL LYNCH DEBT STRATEGIES
                                  PORTFOLIO,

                                  By: Merrill Lynch Asset
                                  Management, L.P., as Investment Advisor


                                  By: [SIGNATURE ILLEGIBLE]
                                     -------------------------------------------
                                  Title: Authorized Signatory
                                        ----------------------------------------

                                  ML CLO XV PILGRIM AMERICAN (CAYMAN)
                                  LTD.

                                  By: Pilgrim American Investments Inc.
                                      as its Investment Advisor


                                  By: /s/ Howard Tiffen
                                     -------------------------------------------
                                  Title: Senior Vice President
                                      ------------------------------------------